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                                                                   Exhibit 10.34


                                                                  EXECUTION COPY









                                  SEPRACOR INC.

                                       TO

                            THE CHASE MANHATTAN BANK

                                     TRUSTEE





                                    INDENTURE





                          DATED AS OF FEBRUARY 10, 1998



               6 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2005
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                                TABLE OF CONTENTS


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ARTICLE I

         DEFINITIONS                                                                                                      1
                  SECTION 1.1.      DEFINITIONS..................................................................         1

ARTICLE II

         ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES                                           9
                  SECTION 2.1.      DESIGNATION AMOUNT AND ISSUE OF DEBENTURES...................................         9
                  SECTION 2.2.      FORM OF DEBENTURES...........................................................        10
                  SECTION 2.3.      DATE AND DENOMINATION OF DEBENTURES; PAYMENTS OF INTEREST....................        10
                  SECTION 2.4.      EXECUTION OF DEBENTURES......................................................        12
                  SECTION 2.5.      EXCHANGE AND REGISTRATION OF TRANSFER OF DEBENTURES; RESTRICTIONS
                                    ON TRANSFER; DEPOSITARY......................................................        13
                  SECTION 2.6.      MUTILATED, DESTROYED, LOST OR STOLEN DEBENTURES.  ...........................        20
                  SECTION 2.7.      TEMPORARY DEBENTURES.........................................................        21
                  SECTION 2.8.      CANCELLATION OF DEBENTURES PAID, ETC.  ......................................        22
                  SECTION 2.9.      CUSIP NUMBERS................................................................        22

ARTICLE III

         REDEMPTION OF DEBENTURES                                                                                        22
                  SECTION 3.1.      REDEMPTION PRICES............................................................        22
                  SECTION 3.2.      NOTICE OF REDEMPTION; SELECTION OF DEBENTURES................................        22
                  SECTION 3.3.      PAYMENT OF DEBENTURES CALLED FOR REDEMPTION..................................        24
                  SECTION 3.4.      CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION................................        25
                  SECTION 3.5.      REDEMPTION AT OPTION OF HOLDERS..............................................        25

ARTICLE IV

         SUBORDINATION OF DEBENTURES                                                                                     27
                  SECTION 4.1.      AGREEMENT OF SUBORDINATION...................................................        27
                  SECTION 4.2.      PAYMENTS TO DEBENTUREHOLDERS.................................................        28
                  SECTION 4.3.      SUBROGATION OF DEBENTURES....................................................        30
                  SECTION 4.4.      AUTHORIZATION TO EFFECT SUBORDINATION........................................        31
                  SECTION 4.5.      NOTICE TO TRUSTEE............................................................        31
                  SECTION 4.6.      TRUSTEE'S RELATION TO SENIOR OBLIGATIONS.....................................        32
                  SECTION 4.7.      NO IMPAIRMENT OF SUBORDINATION...............................................        32
                  SECTION 4.8.      CERTAIN CONVERSIONS NOT DEEMED PAYMENT.......................................        33
                  SECTION 4.9.      ARTICLE APPLICABLE TO PAYING AGENTS..........................................        33
                  SECTION 4.10.     SENIOR OBLIGATIONS ENTITLED TO RELY..........................................        33
                  SECTION 4.11.     RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT...............        33

ARTICLE V

         PARTICULAR COVENANTS OF THE COMPANY                                                                             34
                  SECTION 5.1.      PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST...................................        34
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                  SECTION 5.2.      MAINTENANCE OF OFFICE OR AGENCY..............................................        34
                  SECTION 5.3.      APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE...........................        35
                  SECTION 5.5.      EXISTENCE....................................................................        36
                  SECTION 5.6.      MAINTENANCE OF PROPERTIES....................................................        36
                  SECTION 5.7.      PAYMENT OF TAXES AND OTHER CLAIMS............................................        37
                  SECTION 5.8.      RULE 144A INFORMATION REQUIREMENT............................................        37
                  SECTION 5.9.      STAY, EXTENSION AND USURY LAWS...............................................        37
                  SECTION 5.10.     COMPLIANCE CERTIFICATE.......................................................        38

ARTICLE VI

         DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE                                              38
                  SECTION 6.1.      DEBENTUREHOLDERS' LISTS......................................................        38
                  SECTION 6.2.      PRESERVATION AND DISCLOSURE OF LISTS.........................................        38
                  SECTION 6.3.      REPORTS BY TRUSTEE...........................................................        39
                  SECTION 6.4.      REPORTS BY COMPANY...........................................................        39

ARTICLE VII

         REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
         ON AN EVENT OF DEFAULT                                                                                          39

                  SECTION 7.1.      EVENTS OF DEFAULT............................................................        40
                  SECTION 7.2.      PAYMENTS OF DEBENTURES ON DEFAULT; SUIT THEREFOR.............................        42
                  SECTION 7.3.      APPLICATION OF MONIES COLLECTED BY TRUSTEE...................................        43
                  SECTION 7.4.      PROCEEDINGS BY DEBENTUREHOLDER...............................................        44
                  SECTION 7.5.      PROCEEDINGS BY TRUSTEE.......................................................        45
                  SECTION 7.6.      REMEDIES CUMULATIVE AND CONTINUING...........................................        45
                  SECTION 7.7.      DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF
                                    DEBENTUREHOLDERS.............................................................        45
                  SECTION 7.8.      NOTICE OF DEFAULTS...........................................................        46
                  SECTION 7.9.      UNDERTAKING TO PAY COSTS.....................................................        46

ARTICLE VIII

         CONCERNING THE TRUSTEE                                                                                          46
                  SECTION 8.1.      DUTIES AND RESPONSIBILITIES OF TRUSTEE.......................................        46
                  SECTION 8.2.      RELIANCE ON DOCUMENTS, OPINIONS, ETC.........................................        48
                  SECTION 8.3.      NO RESPONSIBILITY FOR RECITALS, ETC..........................................        49
                  SECTION 8.4.      TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN
                                     DEBENTURES..................................................................        49
                  SECTION 8.5.      MONIES TO BE HELD IN TRUST...................................................        49
                  SECTION 8.6.      COMPENSATION AND EXPENSES OF TRUSTEE.........................................        49
                  SECTION 8.7.      OFFICERS' CERTIFICATE AS EVIDENCE............................................        50
                  SECTION 8.8.      CONFLICTING INTERESTS OF TRUSTEE.............................................        50
                  SECTION 8.9.      ELIGIBILITY OF TRUSTEE.......................................................        50
                  SECTION 8.10.     RESIGNATION OR REMOVAL OF TRUSTEE............................................        51
                  SECTION 8.11.     ACCEPTANCE BY SUCCESSOR TRUSTEE..............................................        52
                  SECTION 8.12.     SUCCESSION BY MERGER, ETC....................................................        53
                  SECTION 8.13.     PREFERENTIAL COLLECTION OF CLAIMS............................................        53
                  SECTION 8.14.     TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY......................        53
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
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ARTICLE IX

         CONCERNING THE DEBENTUREHOLDERS                                                                                 54
                  SECTION 9.1.      ACTION BY DEBENTUREHOLDERS...................................................        54
                  SECTION 9.2.      PROOF OF EXECUTION BY DEBENTUREHOLDERS.......................................        54
                  SECTION 9.3.      WHO ARE DEEMED ABSOLUTE OWNERS...............................................        54
                  SECTION 9.4.      COMPANY-OWNED DEBENTURES DISREGARDED.........................................        55
                  SECTION 9.5.      REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.................................        55

ARTICLE X

         DEBENTUREHOLDERS' MEETINGS                                                                                      55
                  SECTION 10.1.     PURPOSE OF MEETINGS..........................................................        55
                  SECTION 10.2.     CALL OF MEETINGS BY TRUSTEE..................................................        56
                  SECTION 10.3.     CALL OF MEETINGS BY COMPANY OR DEBENTUREHOLDERS..............................        56
                  SECTION 10.4.     QUALIFICATIONS FOR VOTING....................................................        56
                  SECTION 10.5.     REGULATIONS..................................................................        57
                  SECTION 10.6.     VOTING.......................................................................        57
                  SECTION 10.7.     NO DELAY OF RIGHTS BY MEETING................................................        58

ARTICLE XI

         SUPPLEMENTAL INDENTURES                                                                                         58
                  SECTION 11.1.     SUPPLEMENTAL  INDENTURES WITHOUT  CONSENT  OF  DEBENTUREHOLDERS..............        58
                  SECTION 11.2.     SUPPLEMENTAL INDENTURES WITH CONSENT OF DEBENTUREHOLDERS.....................        59
                  SECTION 11.3.     EFFECT OF SUPPLEMENTAL INDENTURE.............................................        60
                  SECTION 11.4.     NOTATION ON DEBENTURES.......................................................        60
                  SECTION 11.5.     EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE
                                    FURNISHED TRUSTEE............................................................        61

ARTICLE XII

         CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE                                                               61
                  SECTION 12.1.     COMPANY MAY CONSOLIDATE ETC. ON CERTAIN TERMS................................        61
                  SECTION 12.2.     SUCCESSOR CORPORATION TO BE SUBSTITUTED......................................        61
                  SECTION 12.3.     OPINION OF COUNSEL TO BE GIVEN TRUSTEE.......................................        62

ARTICLE XIII

         SATISFACTION AND DISCHARGE OF INDENTURE                                                                         62
                  SECTION 13.1.     DISCHARGE OF INDENTURE.......................................................        62
                  SECTION 13.2.     DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE..............................        63
                  SECTION 13.3.     PAYING AGENT TO REPAY MONIES HELD............................................        63
                  SECTION 13.4.     RETURN OF UNCLAIMED MONIES...................................................        63
                  SECTION 13.5.     REINSTATEMENT................................................................        63


ARTICLE XIV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS                                                 64
                  SECTION 14.1.     INDENTURE AND DEBENTURES SOLELY CORPORATE OBLIGATIONS........................        64
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
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ARTICLE XV

         CONVERSION OF DEBENTURES                                                                                        64
                  SECTION 15.1.     RIGHT TO CONVERT.............................................................        64
                  SECTION 15.2.     EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON
                                    CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS..........................        65
                  SECTION 15.3.     CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES...................................        66
                  SECTION 15.4.     CONVERSION PRICE.............................................................        66
                  SECTION 15.5.     ADJUSTMENT OF CONVERSION PRICE...............................................        67
                  SECTION 15.6.     EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE....................        75
                  SECTION 15.7.     TAXES ON SHARES ISSUED.......................................................        76
                  SECTION 15.8.     RESERVATION OF SHARES; SHARES TO BE FULLY PAID; COMPLIANCE WITH
                                    GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK...........................        77
                  SECTION 15.9.     RESPONSIBILITY OF TRUSTEE....................................................        77
                  SECTION 15.10.    NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS...................................        78

ARTICLE XVI

         MISCELLANEOUS PROVISIONS                                                                                        79
                  SECTION 16.1.     PROVISIONS BINDING ON COMPANY'S SUCCESSORS...................................        79
                  SECTION 16.2.     OFFICIAL ACTS BY SUCCESSOR CORPORATION.......................................        79
                  SECTION 16.3.     ADDRESSES FOR NOTICES, ETC...................................................        79
                  SECTION 16.4.     GOVERNING LAW................................................................        80
                  SECTION 16.5.     EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT; CERTIFICATES
                                    TO TRUSTEE...................................................................        80
                  SECTION 16.6.     LEGAL HOLIDAYS...............................................................        80
                  SECTION 16.7.     TRUST INDENTURE ACT..........................................................        80
                  SECTION 16.8.     NO SECURITY INTEREST CREATED.................................................        81
                  SECTION 16.9.     BENEFITS OF INDENTURE........................................................        81
                  SECTION 16.10.    TABLE OF CONTENTS, HEADINGS, ETC.............................................        81
                  SECTION 16.11.    AUTHENTICATING AGENT.........................................................        81
                  SECTION 16.12.    EXECUTION IN COUNTERPARTS....................................................        82


EXHIBIT A  FORM OF DEBENTURE....................................................................................        A-1
EXHIBIT B  ACCREDITED INVESTOR LETTER...........................................................................        B-1
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                                    INDENTURE

                  INDENTURE, dated as of February 10, 1998, between Sepracor
Inc., a Delaware corporation (hereinafter sometimes called the "Company", as more fully set forth in Section 1.1), and The Chase Manhattan Bank, a New York banking corporation, as trustee hereunder (hereinafter sometimes called the "Trustee", as more fully set forth in Section 1.1).

                                   WITNESSETH:

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 6 1/4% Convertible Subordinated Debentures due
2005 (hereinafter sometimes called the "Debentures"), in an aggregate principal amount not to exceed $189,475,000 and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of option to elect repayment upon a Fundamental Change, and a form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for;
and

                  WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized.

                    NOW THEREFORE THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below) as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise

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expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said
Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other
Subdivision. The terms defined in this Article include the plural as well as the singular.

                  AFFILIATE: The term "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified
Person means, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  BOARD OF DIRECTORS: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

                  BUSINESS DAY: The term "Business Day" shall mean each Monday,
Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Trust
Office is located are authorized or obligated by law or executive order to close or be closed.

                  CLOSING PRICE: The term "Closing Price" shall have the meaning specified in Section 15.5(h)(1).

                  COMMISSION: The term "Commission" shall mean the Securities and Exchange Commission.

                  COMMON STOCK: The term "Common Stock" shall mean any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Debentures shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.


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                  COMPANY: The term "Company" shall mean Sepracor Inc., a
Delaware corporation, having its principal office at 111 Locke Drive,
Marlborough, MA 01752 and subject to the provisions of Article XII, shall include its successors and assigns.

                  CONVERSION PRICE: The term "Conversion Price" shall have the meaning specified in Section 15.4.

                  CORPORATE TRUST OFFICE: The term "Corporate Trust Office" or other similar term, shall mean the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at The Chase Manhattan Bank, 450 West 33rd Street,
15th Floor, New York, New York 10001-2697, Attention: Global Trust Services.

                  CREDIT AGREEMENT: The term "Credit Agreement" shall mean that certain Amended and Restated Revolving Credit and Security Agreement, dated as of December 31, 1996, among the Company, Sepracor Securities Corporation and
Fleet National Bank, as amended through the date hereof, as further amended, amended and restated, supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing, consolidating or otherwise restructuring (including adding subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any replacement or successor agreement, and whether by Fleet National Bank, individually or as agent for itself and other lenders, and whether or not increasing the amount of Indebtedness that may be incurred thereunder. The term "Credit Agreement" shall also include the Company's obligations under the put agreement with Fleet National Bank to purchase up to $2.0 million of Indebtedness of a former wholly owned Subsidiary in the event of a default thereof by such Subsidiary.

                  CUSTODIAN: The term "Custodian" shall mean The Chase Manhattan
Bank, as custodian with respect to the Debentures in global form, or any successor entity thereto.

                  DEBENTURE OR DEBENTURES: The terms "Debenture" or "Debentures" shall mean any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture, including the Global Debenture.

                  DEBENTUREHOLDER OR HOLDER: The terms "Debentureholder" or
"holder" as applied to any Debenture, or other similar terms (but excluding the term "beneficial holder"), shall mean any Person in whose name at the time a particular Debenture is registered on the Debenture registrar's books.

                  DEBENTURE REGISTER: The term "Debenture register" shall have the meaning specified in Section 2.5.

                  DEFAULT: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.



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                  DEPOSITARY: The term "Depositary" shall mean, with respect to the Debentures issuable or issued in whole or in part in global form, the person specified in Section 2.5(d) as the Depositary with respect to such Debentures, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

                  DESIGNATED SENIOR OBLIGATIONS: The term "Designated Senior
Obligations" shall mean Senior Obligations under the Credit Agreement or any other Senior Obligations in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Obligations shall be "Designated Senior Obligations" for purposes of this Indenture
(provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Obligations to exercise the rights of Designated Senior Obligations). If any payment made to any holder of any Designated Senior Obligations or its Representative with respect to such Designated Senior Obligations is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Designated Senior
Obligations effective as of the date of such rescission or return.

                  EXCHANGE ACT: The term "Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  EVENT OF DEFAULT: The term "Event of Default" shall mean any event specified in Section 7.1(a), (b), (c), (d) or (e).

                  FUNDAMENTAL CHANGE: The term "Fundamental Change" shall mean the occurrence of any transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, be converted into, be acquired for, or constitute in all material respects solely the right to receive, consideration which is not all or substantially all common stock which is (or, upon consummation of or immediately following such transaction or event, will be) listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise).

                  INDEBTEDNESS: The term "Indebtedness" shall mean, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money
(including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments, and all commitment, stand by and other fees due and payable to financial institutions with respect to credit facilities available to such Person) or evidenced by bonds, debentures, notes

                                       -4-

or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof) (other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services); (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances; (c) all obligations and liabilities (contingent or otherwise) in respect of leases of real or personal property or other assets of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property; (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through
(d); (f) any indebtedness or other obligations described in clauses (a) through
(e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

                  INDENTURE: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                  INITIAL PURCHASERS: The term "Initial Purchasers" shall mean Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Smith Barney Inc. and Vector Securities International, Inc.

                  INSTITUTIONAL ACCREDITED INVESTOR: The term "Institutional Accredited Investor" shall mean an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  LIQUIDATED DAMAGES: The term "Liquidated Damages" shall have the meaning specified in Section 2(f) of the Registration Rights Agreement.

                  NON-U.S. PERSON: The term Non-U.S. Person shall mean a person other than a U.S. Person (as defined in Regulation S).


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
                  OFFICERS' CERTIFICATE: The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by both (a) the President or Chief Executive Officer or any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and
(b) by the Treasurer or any Assistant Treasurer or Secretary or any Assistant Secretary of the Company.

                  OPINION OF COUNSEL: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

                  OUTSTANDING: The term "outstanding," when used with reference to Debentures, shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except

                  (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Debentures, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or (ii) which shall have been otherwise defeased in accordance with Article XIII;

                  (c) Debentures in lieu of which, or in substitution for which, other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.6; and

                  (d) Debentures converted into Common Stock pursuant to Article XV and Debentures deemed not outstanding pursuant to Article III.

                  PAYMENT BLOCKAGE NOTICE: The term "Payment Blockage Notice" shall have the meaning specified in Section 4.2.

                  PERSON: The term "Person" shall mean a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

                  PORTAL MARKET: The term "The Portal Market" shall mean The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

                  PREDECESSOR DEBENTURE: The term "Predecessor Debenture" of any particular Debenture shall mean every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen

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
Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture that it replaces.

                  QIB: The term "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A.

                  REGISTRATION RIGHTS AGREEMENT: The term "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of February 5, 1998, between the Company and the Initial Purchasers, as amended from time to time in accordance with its terms, a copy of which is attached as Exhibit C hereto.

                  REGULATION S: The term "Regulation S" shall mean Regulation S as promulgated under the Securities Act.

                  REPRESENTATIVE: The term "Representative" shall mean the (a) indenture trustee or other trustee, agent or representative for any Senior Obligations or (b) with respect to any Senior Obligations that do not have any such trustee, agent or other representative, (i) in the case of such Senior Obligations issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Obligations, any holder or owner of such Senior Obligations acting with the consent of the required persons necessary to bind such holders or owners of such Senior Obligations and (ii) in the case of all other such Senior Obligations, the holder or owner of such Senior Obligations.

                  RESPONSIBLE OFFICER: The term "Responsible Officer," when used with respect to the Trustee, shall mean an officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  RESTRICTED SECURITIES: The term "Restricted Securities" shall have the meaning specified in Section 2.5.

                  RULE 144A: The term "Rule 144A" shall mean Rule 144A as promulgated under the Securities Act.

                  SECURITIES ACT: The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  SENIOR OBLIGATIONS: The term "Senior Obligations" shall mean the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Debentures or expressly provides that such Indebtedness is "pari passu" or "junior" to the Debentures. Notwithstanding the foregoing, the term Senior Obligations shall not include the aggregate principal amount of $80,880,000 in 7% Convertible Subordinated Debentures due 2002 or any Indebtedness of the Company to any subsidiary of the Company, a majority of the voting stock of which is owned, directly or indirectly, by the Company. If any payment made to any holder of any Senior Obligations or its Representative with respect to such Senior Obligations is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Obligations effective as of the date of such rescission or return. Notwithstanding anything else to the contrary in this Indenture, the term "Senior Obligations" shall include Indebtedness under the Credit Agreement.

                  SIGNIFICANT SUBSIDIARY: The term "Significant Subsidiary" shall mean, as of any date of determination, a subsidiary of the Company, a majority of the voting stock or other voting power of which is owned directly or indirectly by the Company, if as of such date of determination either (a) the assets of such subsidiary equal 10% or more of the Company's total consolidated assets or (b) the total revenue of which represented 10% or more of the Company's consolidated total revenue for the most recently completed fiscal year; provided, however, for purposes of this Indenture, BioSepra, Inc. shall not be deemed to be a Significant Subsidiary.

                  SUBSIDIARY: The term "Subsidiary" shall mean, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or one or more subsidiaries of such Person (or any combination thereof).

                  TRADING DAY: The term "Trading Day" shall have the meaning specified in Section 15.5(h)(5).

                  TRIGGER EVENT: The term "Trigger Event" shall have the meaning specified in Section 15.5(d).

                  TRUST INDENTURE ACT: The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.6; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

                  TRUSTEE: The term "Trustee" shall mean The Chase Manhattan Bank, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors be a party and any successor trustee at the time serving as successor trustee hereunder.

                  The definitions of certain other terms are as specified in Sections 2.5 and 3.5 and Article XV.

                                   ARTICLE II

     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

         SECTION 2.1. DESIGNATION AMOUNT AND ISSUE OF DEBENTURES. The Debentures shall be designated as "6 1/4% Convertible Subordinated Debentures due 2005." Debentures not to exceed the aggregate principal amount of $165,000,000 (or $189,475,000 if the over-allotment option set forth in Section 2 of the Purchase Agreement dated February 5, 1998 (as amended from time to time by the parties thereto) by and between the Company and the Initial Purchasers is exercised in full) (except pursuant to Sections 2.5, 2.6, 3.3, 3.5 and 15.2 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its (a) Chief Executive Officer, President, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

         In authenticating any Debentures, the Trustee shall be entitled to receive prior to the first authentication of any Debentures, and shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

         (1) an Officers' Certificate setting forth the form or forms and terms of the Debentures, stating that the form or forms and terms of the Debentures have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture; and

         (2) an Opinion of Counsel substantially to the effect that the form or forms and terms of the Debentures have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture and that the supplemental indenture, to the extent applicable, and Debentures have been duly authorized and, if executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, would be entitled to the benefits of the Indenture and would be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors' rights generally, general principles of equity, and such other matters as shall be specified therein.

         SECTION 2.2. FORM OF DEBENTURES. The Debentures and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

                  Any of the Debentures may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Debentures may be listed, or to conform to usage.

                  Any Debenture in global form shall represent such of the outstanding Debentures as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon and that the aggregate amount of outstanding Debentures represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Debenture in global form to reflect the amount of any increase or decrease in the amount of outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon written instructions given by the holder of such Debentures in accordance with this Indenture. Payment of principal of and interest and premium, if any, on any Debenture in global form shall be made to the holder of such Debenture.

                  The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         SECTION 2.3. DATE AND DENOMINATION OF DEBENTURES; PAYMENTS OF INTEREST. The Debentures shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Debenture shall be dated the date of its authentication and shall bear interest from the applicable date in each case as specified on the face of the form of Debenture attached as Exhibit A hereto. Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve (12) 30-day months and shall be payable semi-annually on each of February 15 and August 15 of each year.

         The Person in whose name any Debenture (or its Predecessor Debenture) is registered on the Debenture register at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except (i) that the interest payable upon redemption (unless the date of redemption is an interest payment date) will be payable to the person to whom principal is payable and (ii) as set forth in the next succeeding sentence. In the case of any Debenture (or portion thereof) which is converted into Common Stock of the Company during the period from (but excluding) a record date for any interest payment date to (but excluding) such interest payment date either (i) if such Debenture (or portion thereof) has been called for redemption on a redemption date which occurs during such period, or is to be redeemed in connection with a Fundamental Change on a Repurchase Date (as defined in Section 3.5) which occurs during such period, the Company shall not be required to pay interest on such interest payment date in respect of any such Debenture (or portion thereof) except to the extent required to be paid upon redemption of such Debenture or portion thereof pursuant to
Section 3.3 or 3.5 hereof or (ii) if otherwise, any such Debenture (or portion thereof) submitted for conversion during such period shall be accompanied by funds equal to the interest payable on such interest payment date on the principal amount so converted. Interest may, as the Company shall specify to the paying agent in writing by each record date, be paid either (i) by check mailed to the address of the person entitled thereto as it appears in the Debenture register (provided that a holder of Debentures with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer in immediately available funds) or (ii) by transfer to an account maintained by such person located in the United States; provided, however, that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "record date" with respect to any interest payment date shall mean the January 31 or July 31 preceding said February 15 or August 15, respectively.

                  Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any said February 15 or August 15 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Debentureholder on the relevant record date by virtue of his having been such Debentureholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below;

                           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Debenture and the date of the payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not more than ten (10) days after the receipt by the Trustee of the notice of the proposed payment, the Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Debentureholder at his address as it appears in the Debenture register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.3.

                           (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         SECTION 2.4. EXECUTION OF DEBENTURES. The Debentures shall be signed in the name and on behalf of the Company by the facsimile signature of its Chief Executive Officer or President or any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by the facsimile signature of its Secretary or any of its Assistant Secretaries or Treasurer or any of its Assistant Treasurers (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer:

         SECTION 2.5. EXCHANGE AND REGISTRATION OF TRANSFER OF DEBENTURES; RESTRICTIONS ON TRANSFER; DEPOSITARY.

                  (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.2 being herein sometimes collectively referred to as the "Debenture register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Debenture register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Debenture registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

                  Upon surrender for registration of transfer of any Debenture to the Debenture registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.2. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

                  All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

                  All Debentures presented or surrendered for registration of transfer or for exchange, redemption or conversion shall (if so required by the Company or the Debenture registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Debentures shall be duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures.

                  Neither the Company nor the Trustee nor any Debenture registrar or any Company registrar shall be required to exchange or register a transfer of (a) any Debentures for a period of fifteen (15) days next preceding any selection of Debentures to be redeemed or (b) any Debentures or portions thereof called for redemption pursuant to Section 3.2 or (c) any Debentures or portion thereof surrendered for conversion pursuant to Article XV or (d) any Debentures or portions thereof tendered for redemption (and not withdrawn) pursuant to Section 3.5.

                  (b) So long as the Debentures are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Debentures that upon initial issuance are beneficially owned by QIBs and all Debentures that are beneficially owned by Non-U.S. Persons as a result of a sale or transfer after initial issuance will be represented by one or more Debentures in global form registered in the name of the Depositary or the nominee of the Depositary (each, a "Global Debenture"), except as otherwise specified below. The transfer and exchange of beneficial interests in any such Global Debenture shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefor. The Trustee shall make appropriate endorsements to reflect increases or decreases in the principal amounts of any such Global Debenture as set forth on the face of the Debenture ("Principal Amount") to reflect any such transfers. Except as provided below, beneficial owners of a Global Debenture shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Debentures in global form.

                  (c) So long as the Debentures are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Debenture to a QIB in accordance with Rule 144A or to a Non-U.S. Person in accordance with Regulation S, and upon receipt of the definitive Debenture or Debentures being so transferred, together with a certification, substantially in the form on the reverse of the Debenture, from the transferor that the transfer is being made in compliance with Rule 144A or to a Non-U.S. Person in accordance with Regulation S (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on the applicable Global Debenture to reflect an increase in the aggregate Principal Amount of the Debentures represented by such Debenture in global form, the Trustee shall cancel such definitive Debenture or Debentures in accordance with the standing instructions and procedures of the Depositary, the aggregate Principal Amount of Debentures represented by such Debenture in global form to be increased accordingly; provided that no definitive Debenture, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be included in such Debenture in global form until such definitive Debenture is freely tradable in accordance with Rule 144(k); provided further that the Trustee shall issue Debentures in definitive form upon any transfer of a beneficial interest in the Debenture in global form to the Company or any Affiliate of the Company.

                  Upon any sale or transfer of a Debenture to an Institutional Accredited Investor (other than pursuant to a registration statement that has been declared effective under the Securities Act), such Institutional Accredited Investor shall, prior to such sale or transfer, furnish to the Company and/or the Trustee a signed letter containing representations and agreements relating to restrictions on transfer substantially in the form set forth in Exhibit B to this Indenture.

                  Any Debenture in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Debentures to be tradeable on The Portal Market or as may be required for the Debentures to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or Regulation S or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Debentures may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Debentures are subject.

                  (d) Every Debenture that bears or is required under this
Section 2.5(d) to bear the legend set forth in this Section 2.5(d) (together with any Common Stock issued upon conversion of the Debentures and required to bear the legend set forth in Section 2.5(e), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this
Section 2.5(d) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.5(d) and 2.5(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

                  Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Debenture (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.5(e), if applicable) shall bear a legend in substantially the following form, unless such Debenture has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

         THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1)

         REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A UNITED STATES PERSON AND IS ACQUIRING THE DEBENTURE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO SEPRACOR INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE DEBENTURE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(F) ABOVE), IT WILL FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES

         ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A UNITED STATES PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(F) ABOVE OR UPON ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  Any Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Debenture for exchange to the Debenture registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Debenture or Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(d).

                  Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.5(c) and in this Section 2.5(d)), a Debenture in global form may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Debentures in global form. Initially, Global Debentures shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

                  If at any time the Depositary for a Debenture in global form notifies the Company that it is unwilling or unable to continue as Depositary for such Debenture, the Company may appoint a successor Depositary with respect to such Debenture. If a successor Depositary is not appointed by the Company within ninety (90) days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Debentures, will authenticate and deliver, Debentures in certificated form, in aggregate principal amount equal to the principal amount of such Debenture in global form, in exchange for such Debenture in global form.

                  If a Debenture in certificated form is issued in exchange for any portion of a Debenture in global form after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Debenture, but will be payable on such interest payment date, subject to the provisions of Section 2.3, only to the person to whom interest in respect of such portion of such Debenture in global form is payable in accordance with the provisions of this Indenture.

                  Debentures in certificated form issued in exchange for all or a part of a Debenture in global form pursuant to this Section 2.5 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Debentures in certificated form to the persons in whose names such Debentures in certificated form are so registered.

                  At such time as all interests in a Debenture in global form have been redeemed, converted, canceled, exchanged for Debentures in certificated form, or transferred to a transferee who receives Debentures in certificated form thereof, such Debenture in global form shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a global Debenture is exchanged for Debentures in certificated form, redeemed, converted, repurchased or canceled, exchanged for Debentures in certificated form or transferred to a transferee who receives Debentures in certificated form therefor or any Debenture in certificated form is exchanged or transferred for part of a Debenture in global form, the principal amount of such Debenture in global form shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Debenture in global form, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

                  (e) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of such Debenture shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Debentures that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

         THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT
         (A) TO SEPRACOR INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT PRIOR TO SUCH TRANSFER FURNISHES TO BOSTON EQUISERVE LP, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(F) ABOVE), IT WILL FURNISH TO BOSTON EQUISERVE LP, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) IT WILL DELIVER

         TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(F) ABOVE OR UPON ANY TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(e).

                  (f) Any Debenture or Common Stock issued upon the conversion or exchange of a Debenture that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Debentures or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         SECTION 2.6. MUTILATED, DESTROYED, LOST OR STOLEN DEBENTURES. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

                  Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the

Trustee or such authenticating agent may authenticate any such substituted Debenture and make available for delivery such Debenture. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or has been tendered for redemption (and not withdrawn) or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Debenture and of the ownership thereof.

                  Every substitute Debenture issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         SECTION 2.7. TEMPORARY DEBENTURES. Pending the preparation of Debentures in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the Debentures in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Debentures in certificated form. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Debentures in certificated form (other than in the case of Debentures in global form) and thereupon any or all temporary Debentures (other than any such Debenture in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Debentures an equal aggregate principal amount of Debentures in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Debentures in certificated form authenticated and delivered hereunder.

         SECTION 2.8. CANCELLATION OF DEBENTURES PAID, ETC. All Debentures surrendered for the purpose of payment, redemption, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Debenture registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall return such canceled Debentures to the Company. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.9. CUSIP NUMBERS. The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Debentureholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

                                   ARTICLE III

                            REDEMPTION OF DEBENTURES

         SECTION 3.1. REDEMPTION PRICES. The Company may not redeem the Debentures prior to February 18, 2001. At any time on or after February 18, 2001, the Company , at its option, redeem all or from time to time any part of the Debentures on any date prior to maturity, upon notice as set forth in
Section 3.2, and at the optional redemption prices set forth in the form of Debenture attached as Exhibit A hereto, together with accrued interest to, but excluding, the date fixed for redemption.

         SECTION 3.2. NOTICE OF REDEMPTION; SELECTION OF DEBENTURES. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures pursuant to Section 3.1, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the date fixed for redemption, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption to the holders of Debentures so to be redeemed as a whole or in part at their last addresses as the same appear on the Debenture register; provided that if the Company shall give such notice, it shall also give written notice, and written notice of the Debentures to be redeemed, to the Trustee. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

                  Each such notice of redemption shall specify the aggregate principal amount of Debentures to be redeemed, the CUSIP numbers, the date fixed for redemption (which shall be a Business Day), the redemption price at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Debentures or portions thereof into Common Stock will expire. If fewer than all the Debentures are to be redeemed, the notice of redemption shall identify the Debentures to be redeemed (including CUSIP numbers, if any). In case any Debenture is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

                  On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 5.4) an amount of money sufficient to redeem on the redemption date all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the date fixed for redemption; provided that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. If any Debenture called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Debentures are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Debentures to be redeemed.

                  If fewer than all the Debentures are to be redeemed, the Trustee shall select the Debentures or portions thereof of the Global Debenture or the Debentures in certificated form to be redeemed (in principal amounts of $1,000 or integral multiples thereof), by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Debenture selected for partial redemption is converted in part after such selection, the converted portion of such Debenture shall be deemed (so far as may be) to be the portion to be selected for redemption. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is converted as a whole or in part before the mailing of the notice of redemption.

                  Upon any redemption of less than all Debentures, the Company and the Trustee may (but need not) treat as outstanding any Debentures surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

         SECTION 3.3. PAYMENT OF DEBENTURES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Debentures or portion of Debentures with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to (but excluding) the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debentures at the redemption price, together with interest accrued to said date), interest on the Debentures or portion of Debentures so called for redemption shall cease to accrue and such Debentures shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the redemption price thereof and unpaid interest to (but excluding) the date fixed for redemption. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to (but excluding) the date fixed for redemption; provided that, if the applicable redemption date is an interest payment date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Debentures registered as such on the relevant record date instead of the holders surrendering such Debentures for redemption on such date.

                  Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

                  Notwithstanding the foregoing, the Trustee shall not redeem any Debentures or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Debentures or of any Event of Default of which, in the case of any Event of Default other than under Sections 7.1 (a) or 7.1 (b), a Responsible Officer of the Trustee has actual knowledge. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Debenture and such

Debenture shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

         SECTION 3.4. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Debentures, the Company may arrange for the purchase and conversion of any Debentures by an agreement with one or more investment bankers or other purchasers to purchase such Debentures by paying to the Trustee in trust for the Debentureholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to (but excluding) the date fixed for redemption, of such Debentures. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Debentures, together with interest accrued to (but excluding) the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Debentures not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Debentures shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Debentures. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

         SECTION 3.5. REDEMPTION AT OPTION OF HOLDERS.

                  (a) If there shall occur a Fundamental Change, then each Debentureholder shall have the right, at such holder's option, to require the Company to redeem all of such holder's Debentures, or any portion thereof that is an integral multiple of $1,000 principal amount, on the date (the "Repurchase Date") that is thirty (30) days after the date of the Company Notice (as defined in Section 3.5(b) below) of such Fundamental Change (or, if such 30th day is not a Business Day, the next succeeding Business Day) at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date of redemption; provided that, if such Repurchase Date is February 15 or August 15, then the interest payable on such date shall be paid to the holders of record of the Debentures on the next preceding January 31 or July 31, respectively.

                  Upon presentation of any Debenture redeemed in part only, the Company shall execute and, upon the Company's written direction to the Trustee, the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

                  (b) On or before the tenth day after the occurrence of a Fundamental Change, the Company, or, at its written request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a notice (the "Company Notice") of the occurrence of such Fundamental Change and of the redemption right at the option of the holders arising as a result thereof. Such notice shall be mailed in the manner and with the effect set forth in the first paragraph of Section 3.2. The Company shall also deliver a copy of the Company Notice to the Trustee at such time as it is mailed to Debentureholders.

                  Each Company Notice shall specify the circumstances constituting the Fundamental Change, the Repurchase Date, the price at which the Company shall be obligated to redeem Debentures, the latest time on the Repurchase Date by which the holder must exercise the redemption right (the "Fundamental Change Expiration Time"), that the holder shall have the right to withdraw any Debentures surrendered prior to the Fundamental Change Expiration Time, a description of the procedure which a Debentureholder must follow to exercise such redemption right and to withdraw any surrendered Debentures, the place or places where the holder is to surrender such holder's Debentures, and the amount of interest accrued on each Debenture to the Repurchase Date.

                  No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' redemption rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.5.

                  (c) For a Debenture to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Debenture with the form entitled "Option to Elect Repayment Upon A Fundamental Change" on the reverse thereof duly completed, together with such Debentures duly endorsed for transfer, on or before the Fundamental Change Expiration Time. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repayment shall be determined by the Company, whose determination shall be final and binding absent manifest error.

                  (d) On or prior to the Repurchase Date, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to repay on the Repurchase Date all the Debentures to be repaid on such date at the redemption price, together with accrued interest to (but excluding) the Repurchase Date; provided that if such payment is made on the Repurchase Date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. Payment for Debentures surrendered for redemption (and not withdrawn) prior to the Fundamental Change Expiration Time will be made promptly (but in no event more than five (5) Business Days) following the Repurchase Date by mailing checks for the amount payable to the holders of such Debentures entitled thereto as they shall appear on the Debenture register of the Company.

                  (e) In the case of a reclassification, change of the outstanding shares of Common Stock, consolidation, merger, combination, sale or conveyance to which Section 15.6 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock of the Company or another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Debentures to cause the Company to repurchase the Debentures following a Fundamental Change, including without limitation the applicable provisions of this Section 3.5 and the definitions of Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company, to make such provisions apply to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                  (f) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the redemption rights of the holders of Debentures in the event of a Fundamental Change.

                                   ARTICLE IV

                           SUBORDINATION OF DEBENTURES

         SECTION 4.1. AGREEMENT OF SUBORDINATION. The Company covenants and agrees, and each holder of Debentures issued hereunder by its acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article IV; and each Person holding any Debenture, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

                  The payment of the principal of, premium, if any, and interest (including Liquidated Damages, if any) on all Debentures (including, but not limited to, the redemption price with respect to the Debentures called for redemption in accordance with Section 3.2 or submitted for redemption in accordance with Section 3.5, as the case may be, as provided in the Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Obligations, whether outstanding at the date of this Indenture or thereafter incurred.

                  No provision of this Article IV shall prevent the occurrence of any default or Event of Default hereunder.

         SECTION 4.2. PAYMENTS TO DEBENTUREHOLDERS. No payment shall be made with respect to the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Debentures (including, but not limited to, the redemption price with respect to the Debentures to be called for redemption in accordance with Section 3.2 or submitted for redemption in accordance with
Section 3.5, as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, if:

                  (i) a default in the payment of principal, premium, if any, interest, rent or other obligations in respect of Senior Obligations occurs and is continuing (a "Payment Default"), unless and until such Payment Default shall have been cured or waived or shall have ceased to exist; or

                  (ii) a default, other than a Payment Default, on any Designated Senior Obligations occurs and is continuing that then permits holders of such Designated Senior Obligations to accelerate its maturity and the Trustee receives a written notice of the default (a "Payment Blockage Notice") from a holder of Designated Senior Obligations, a Representative of Designated Senior Obligations or the Company (a "Non-Payment Default").

                  If the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section 4.2 unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

                  The Company may and shall resume payments on and distributions in respect of the Debentures, including any past scheduled payments of the principal of, premium, if any, and interest (including Liquidated Damages, if any) on such Debentures to which the holders of the Debentures would have been entitled but for the provisions of this Article IV:

                  (1) in the case of a Payment Default, on the date upon which such Payment Default is cured or waived or ceases to exist, and

                  (2)      in the case of a Non-Payment Default, the earlier of
                           (a) the date upon which such default is cured or waived or ceases to exist or (b) 179 days after the Payment Blockage Notice is received by the Trustee if the maturity of such Designated Senior Obligations has not been accelerated and no Payment Default with respect to any Senior Obligations has occurred which has not been cured or waived or ceased to exist (in such event clause (1) above shall instead be applicable), unless this Article IV otherwise prohibits the payment or distribution at the time of such payment or distribution.

                  Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Obligations shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Obligations, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Obligations before any payment is made on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Debentures (except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization); and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Debentures or the Trustee would be entitled, except for the provision of this
Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Obligations (pro rata to such holders on the basis of the respective amounts of Senior Obligations held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Obligations may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Obligations in full, in cash or other payment satisfactory to the holders of such Senior Obligations, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations, before any payment or distribution is made to the holders of the Debentures or to the Trustee.

                  For purposes of this Article IV, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Debentures to the payment of all Senior Obligations which may at the time be outstanding; provided that (i) the Senior Obligations are assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Obligations are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 4.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII.

                  In the event of the acceleration of the Debentures because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Debentures in respect of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Debentures (including, but not limited to, the redemption price with respect to the Debentures called for redemption in accordance with Section 3.2 or submitted for redemption in accordance with Section 3.5, as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, until all Senior Obligations have been paid in full in cash or other payment satisfactory to the holders of Senior Obligations or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Debentures is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Obligations of the acceleration.

                  In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing provisions in this Section 4.2, shall be received by the Trustee or the holders of the Debentures before all Senior Obligations are paid in full in cash or other payment satisfactory to the holders of such Senior Obligations, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Obligations, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Obligations or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Obligations may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of any Senior Obligations remaining unpaid to the extent necessary to pay all Senior Obligations in full in cash or other payment satisfactory to the holders of such Senior Obligations, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Obligations.

                  Nothing in this Section 4.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6. This Section 4.2 shall be subject to the further provisions of Section 4.5.

         SECTION 4.3. SUBROGATION OF DEBENTURES. Subject to the payment in full of all Senior Obligations, the rights of the holders of the Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Obligations pursuant to the provisions of this Article IV (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Debentures are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Obligations to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Obligations until the principal, premium, if any, and interest (including Liquidated Damages, if any) on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Obligations of any cash, property or securities to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this

Article IV, and no payment over pursuant to the provisions of this Article IV, to or for the benefit of the holders of Senior Obligations by holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than holders of Senior Obligations, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of the Senior Obligations; and no payments or distributions of cash, property or securities to or for the benefit of the holders of the Debentures pursuant to the subrogation provisions of this Article IV, which would otherwise have been paid to the holders of Senior Obligations shall be deemed to be a payment by the Company to or for the account of the Debentures. It is understood that the provisions of this Article IV are and are intended solely for the purposes of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Obligations, on the other hand.

                  Nothing contained in this Article IV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Obligations, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of, premium, if any, and interest (including Liquidated Damages, if any) on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of the Senior Obligations, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Obligations in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         SECTION 4.4. AUTHORIZATION TO EFFECT SUBORDINATION. Each holder of a Debenture by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article IV and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in the third paragraph of Section
7.2 hereof at least thirty (30) days before the expiration of the time to file such claim, the holders of any Senior Obligations or their representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Debentures.

         SECTION 4.5. NOTICE TO TRUSTEE. The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any paying agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Debentures pursuant to the provisions of this Article
IV. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this
Article IV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Obligations or from any trustee thereof; and before the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided that if on a date not less than two (2) Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest (including Liquidated Damages, if any) on any Debenture) the Trustee shall not have received, with respect to such monies, the notice provided for in this
Section 4.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to apply monies received to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

                  Notwithstanding anything in this Article IV to the contrary, nothing shall prevent any payment by the Trustee to the Debentureholders of monies deposited with it pursuant to Section 13.1, provided such deposit was not in violation of this Article IV, and any such payment shall not be subject to the provisions of Section 4.1 or 4.2.

                  The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Obligations (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Obligations or a trustee on behalf of any such holder or holders. The Trustee shall not be required to make any payment or distribution to or on behalf of a holder of Senior Obligations pursuant to this Article IV unless it has received reasonably satisfactory evidence as to the amount of Senior Obligations held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article IV.

         SECTION 4.6. TRUSTEE'S RELATION TO SENIOR OBLIGATIONS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article IV in respect of any Senior Obligations at any time held by it, to the same extent as any other holder of Senior Obligations, and nothing in Section
8.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Obligations, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Obligations shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Obligations.

         SECTION 4.7. NO IMPAIRMENT OF SUBORDINATION. No right of any present or future holder of any Senior Obligations to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the

Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         SECTION 4.8. CERTAIN CONVERSIONS NOT DEEMED PAYMENT. For the purposes of this Article IV only, (1) the issuance and delivery of junior securities upon conversion of Debentures in accordance with Article XV shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on Debentures or on account of the purchase or other acquisition of Debentures, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.3), property or securities (other than junior securities) upon conversion of a Debenture shall be deemed to constitute payment on account of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on such Debenture. For the purposes of this Section 4.8, the term "junior securities" means (a) shares of any stock of any class of the Company or
(b) securities of the Company that are subordinated in right of payment to all Senior Obligations that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article. Nothing contained in this Article IV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Obligations) and the Debentureholders, the right, which is absolute and unconditional, of the Holder of any Debenture to convert such Debenture in accordance with Article XV.

         SECTION 4.9. ARTICLE APPLICABLE TO PAYING AGENTS. If at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 4.5 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

                  The Trustee shall not be responsible for the actions or inactions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

         SECTION 4.10. SENIOR OBLIGATIONS ENTITLED TO RELY. The holders of Senior Obligations (including, without limitation, Designated Senior Obligations) shall have the right to rely upon this Article IV, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

         SECTION 4.11. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Debentureholders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Debentureholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Obligations and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                                    ARTICLE V

                       PARTICULAR COVENANTS OF THE COMPANY

         SECTION 5.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any (including upon redemption pursuant to Article III), and interest (including Liquidated Damages, if any) on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures. Each installment of interest on the Debentures due on any semi-annual interest payment date may be paid either (i) by check mailed to the address of the person entitled thereto as it appears in the Debenture register; provided that the holder of Debentures with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer in immediately available funds; or (ii) by transfer to an account maintained by such person located in the United States; provided, however, that payments to the Depositary will be made by wire transfer of immediately available funds to the account of Depositary or its nominee.

         SECTION 5.2. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain an office or agency in The Borough of Manhattan, The City of New York, where the Debentures may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in The Borough of Manhattan, The City of New York (which shall initially be located at 450 West 33rd Street, 15th Floor, New York, New York 10001-2697).

                  The Company may also from time to time designate co-registrars and one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee as paying agent, Debenture registrar, Custodian and conversion agent and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in The Borough of Manhattan, The City of New York (which shall initially be located at The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001-2697), shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

                  So long as the Trustee is the Debenture registrar, the Trustee agrees to mail, or cause to be mailed, the notice set forth in Section 8.10(a) and, if requested by the Company, the notice set forth in the third paragraph of
Section 8.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Debentures it can identify from its records.

         SECTION 5.3. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 5.4 PROVISIONS AS TO PAYING AGENT.

                  (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

                           (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

                           (2) that it will give the Trustee written notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of and premium, if any, or interest on the Debentures when the same shall be due and payable; and

                           (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

         The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Debentures, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the paying agent by 10:00 a.m. New York City time, on such date.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal, premium, if any, or interest (including Liquidated Damages, if any) so becoming due and will notify the Trustee in writing of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Debentures when the same shall become due and payable.

                  (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

                  (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
5.4 is subject to Sections 13.3 and 13.4.

         The Trustee shall not be responsible for the actions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

         SECTION 5.5. EXISTENCE. Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holders.

         SECTION 5.6. MAINTENANCE OF PROPERTIES. The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Significant Subsidiary and not disadvantageous in any material respect to the holders.

         SECTION 5.7. PAYMENT OF TAXES AND OTHER CLAIMS. The Company will pay or discharge, or cause to be paid or discharged, before the same become delinquent,
(i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property of the Company or any Significant Subsidiary,

(ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Significant Subsidiary and (iii) all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Debentures or with respect to this Indenture; provided, however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 5.8. RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Debentures or any Common Stock issued upon conversion thereof (other than a holder or beneficial holder of Debentures or any Common Stock issued upon conversion thereof that is an Affiliate of the Company) which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Debentures or such Common Stock from such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Debentures or such Common Stock and it will take such further action as any holder or beneficial holder of such Debentures or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Debentures or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Debentures or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         SECTION 5.9. STAY, EXTENSION AND USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         SECTION 5.10. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company, a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which the signer may have knowledge.

                  The Company will deliver to a Responsible Officer of the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                  Any notice required to be given under this Section 5.10 shall be delivered to the Trustee at its Corporate Trust Office.

                                   ARTICLE VI

       DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         SECTION 6.1. DEBENTUREHOLDERS' LISTS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each January 31 and July 31 in each year beginning with July 31, 1998, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Debenture registrar.

         SECTION 6.2. PRESERVATION AND DISCLOSURE OF LISTS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Debenture registrar or co-registrar in respect of the Debentures, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

                  (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

         SECTION 6.3.      REPORTS BY TRUSTEE

                  (a) Within sixty (60) days after August 15 of each year commencing with the year 1998, the Trustee shall transmit to holders of Debentures such reports dated as of August 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of such report shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with each stock exchange and automated quotation system upon which the Debentures are listed and with the Company. The Company will notify the Trustee in writing within a reasonable time when the Debentures are listed on any stock exchange or automated quotation system.

         SECTION 6.4. REPORTS BY COMPANY. The Company shall file with the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Debentures, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Debentures are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

                                   ARTICLE VII

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                             ON AN EVENT OF DEFAULT

         SECTION 7.1. EVENTS OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of any installment of interest (including Liquidated Damages, if any) upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days, whether or not such payment is permitted under
Article IV hereof; or

                  (b) default in the payment of the principal of or premium, if any, on any of the Debentures as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to Article III, by acceleration or otherwise, whether or not such payment is permitted under
Article IV hereof; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debentures or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4; or

                  (d) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or any Significant Subsidiary or its or such Significant Subsidiary's debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any Significant Subsidiary or any substantial part of the property of the Company or any Significant Subsidiary, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or any Significant Subsidiary, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; provided that a liquidation or winding up of a Significant Subsidiary pursuant to applicable corporate law shall not be deemed an Event of Default hereunder; or

                  (e) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or any Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any Significant Subsidiary or any substantial part of the property of the Company or any Significant Subsidiary, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.1 (d) or (e) with respect to the Company), unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Debentures then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the

Trustee if given by Debentureholders), may declare the principal of and premium, if any, on all the Debentures and the interest accrued thereon (including Liquidated Damages, if any) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. If an Event of Default specified in Section 7. 1(d) or (e) with respect to the Company occurs, the principal of all the Debentures and the interest accrued thereon (including Liquidated Damages, if any) shall be immediately and automatically due and payable without necessity of further action on the part of the Trustee or the Debentureholders. This provision, however, is subject to the conditions that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon (including Liquidated Damages, if any) all Debentures and the principal of and premium, if any, on any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (including Liquidated Damages, if any) (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Debentures, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on (including Liquidated Damages, if any) Debentures which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7 -- then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify, in writing, a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Debentures, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Debentures, and the Trustee shall continue as though no such proceeding had been taken.

         SECTION 7.2. PAYMENTS OF DEBENTURES ON DEFAULT; SUIT THEREFOR. In the event that the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Debentures then outstanding hereunder determined in accordance with Section 9.4 have declared the principal of and premium, if any, on all the Debentures and the interest accrued thereon (including Liquidated Damages, if any) to be due and payable immediately in accordance with Section 7.1, and the Company shall have failed forthwith to pay such amounts, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid (including such further amounts as shall be sufficient to cover the costs and expenses of collection, including compensation to the Trustee, its agents, attorneys, custodians, nominees and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith), and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

         In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (including Liquidated Damages, if any) owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel) and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official in any such judicial proceeding, is hereby authorized by each of the Debentureholders to make such payments to the Trustee as administrative expenses associated with any such proceeding, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements of the Trustee and its agents, including counsel fees incurred by it up to the date of such distribution and any other amounts due to the Trustee under Section 8.6 hereof. To the extent that such payment of reasonable compensation, expenses, advances and disbursements of the Trustee, its agents, and counsel, and any other amounts due to the Trustee under Section 8.6 hereof out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan or reorganization, arrangement, adjustment or composition affecting the Debentureholder or the rights of any Debentureholder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, attorneys, custodians, nominees and counsel, be for the ratable benefit of the holders of the Debentures.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

         SECTION 7.3. APPLICATION OF MONIES COLLECTED BY TRUSTEE. Any monies collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 8.6;

                  SECOND: Subject to the provisions of Article IV, in case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on (including Liquidated Damages, if any) the Debentures in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest (including Liquidated Damages, if any) at the rate borne by the Debentures, such payments to be made ratably to the persons entitled thereto;

                  THIRD: Subject to the provisions of Article IV, in case the principal of the outstanding Debentures shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Debentures for principal and premium, if any, and interest (including Liquidated Damages, if any), with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest (including Liquidated Damages, if any) at the rate borne by the Debentures; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such principal and premium, if any, and interest (including Liquidated Damages, if any) without preference or priority of principal and premium, if any, over interest (including Liquidated Damages, if any), or of interest (including Liquidated Damages, if any) over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

                  FOURTH: Subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

         SECTION 7.4. PROCEEDINGS BY DEBENTUREHOLDER. No holder of any Debenture shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provision of this Indenture and any provision of any Debenture, the right of any holder of any Debenture to receive payment of the principal of and premium, if any (including upon redemption pursuant to Article III), and accrued interest on (including Liquidated Damages, if any) such Debenture, on or after the respective due dates expressed in such Debenture or in the event of redemption, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

                  Anything in this Indenture or the Debentures to the contrary notwithstanding, the holder of any Debenture, without the consent of either the Trustee or the holder of any other Debenture, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

         SECTION 7.5. PROCEEDINGS BY TRUSTEE. In case of an Event of Default the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 7.6. REMEDIES CUMULATIVE AND CONTINUING. Except as provided in
Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

         SECTION 7.7. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF DEBENTUREHOLDERS. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with
Section 9.4 shall have the right to direct in writing the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that
(a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction and (c) the Trustee may decline to take any action that would benefit some Debentureholder to the detriment of other Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4 may on behalf of the holders of all of the Debentures waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Debentures which has not been cured pursuant to the provisions of Section 7.1, (ii) a failure by the Company to convert any Debentures into Common Stock, (iii) a default in the payment of redemption price pursuant to Article III or (iv) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of the holders of all Debentures then outstanding. Upon any such waiver, the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 7.8. NOTICE OF DEFAULTS. The Trustee shall, within ninety (90) days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of a default, mail to all Debentureholders, as the names and addresses of such holders appear upon the Debenture register, notice of all defaults actually known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest (including Liquidated Damages, if any) on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders.

         SECTION 7.9. UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.9 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten percent in principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Debenture on or after the due date expressed in such Debenture or to any suit for the enforcement of the right to convert any Debenture in accordance with the provisions of Article XV.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         SECTION 8.1. DUTIES AND RESPONSIBILITIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default with respect to the Debentures and after the curing of all Events of Default with respect to the Debentures which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Debentures has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                  (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                  (2) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Debentures;

         (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

         (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any paying agent or any records maintained by any co-registrar with respect to the Debentures;

         (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred;

         (g) in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction; and

         (h) in the event that the Trustee is also acting as Custodian, Debenture registrar, paying agent, conversion agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such Custodian, Debenture registrar, paying agent, conversion agent or transfer agent.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

         SECTION 8.2. RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in Section 8.1:

         (a) the Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in the document;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and require an Opinion of Counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, may consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed by it with due care hereunder; and

         (g) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate.

         SECTION 8.3. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         SECTION 8.4. TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN DEBENTURES. The Trustee, any paying agent, any conversion agent or Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent, conversion agent or Debenture registrar.

         SECTION 8.5. MONIES TO BE HELD IN TRUST. Subject to the provisions of
Section 13.4 and Section 4.2, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

         SECTION 8.6. COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this

Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee (or any officer, director, agent or employee of the Trustee) in any capacity under this Indenture and any other documents and transactions entered into in connection therewith and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The Trustee's right to receive payment of any amounts due under this Section 8.6 shall not be subordinate to any other liability or indebtedness of the Company (even though the Debentures may be so subordinated). The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture and the earlier removal or resignation of the Trustee.

                  When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(d) or (e) with respect to the Company occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         SECTION 8.7. OFFICERS' CERTIFICATE AS EVIDENCE. Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         SECTION 8.8. CONFLICTING INTERESTS OF TRUSTEE. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 8.9. ELIGIBILITY OF TRUSTEE. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 8.10.     RESIGNATION OR REMOVAL OF TRUSTEE.

                  (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Debentures. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Debentureholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b)      In case at any time any of the following shall occur:

                            (1) the Trustee shall fail to comply with Section
         8.8 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months; or

                            (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

                            (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the

Debentureholders has removed the Trustee, the Trustee so removed may petition any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

         SECTION 8.11. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any and all amounts then due and owing to it hereunder, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Debentures, to secure any amounts then due it hereunder.

                  No successor trustee shall accept appointment as provided in this Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company (or the former trustee, at the written direction and at the expense of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 8.12. SUCCESSION BY MERGER, ETC. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Debentures either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 8.13. PREFERENTIAL COLLECTION OF CLAIMS. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

         SECTION 8.14. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the holders of the Debentures or holders of Senior Obligations under this Indenture, including, without limitation, under
Article IV hereof) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three (3) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                   ARTICLE IX

                         CONCERNING THE DEBENTUREHOLDERS

         SECTION 9.1. ACTION BY DEBENTUREHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of
Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

         SECTION 9.2. PROOF OF EXECUTION BY DEBENTUREHOLDERS. Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Debentureholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the registry of such Debentures or by a certificate of the Debenture registrar.

                  The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.6.

         SECTION 9.3. WHO ARE DEEMED ABSOLUTE OWNERS. Subject to Section 2.3, the Company, the Trustee, any paying agent, any conversion agent and any Debenture registrar may deem the person in whose name such Debenture shall be registered upon the Debenture register to be, and may treat it as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Debenture, for conversion of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

         SECTION 9.4. COMPANY-OWNED DEBENTURES DISREGARDED. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or any Affiliate of the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Debentures which a Responsible Officer actually knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and, subject to
Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purpose of any such determination.

         SECTION 9.5. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                    ARTICLE X

                           DEBENTUREHOLDERS' MEETINGS

         SECTION 10.1. PURPOSE OF MEETINGS. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this
Article X for any of the following purposes:

                            (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article VII;

                            (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

                            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

                            (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

         SECTION 10.2. CALL OF MEETINGS BY TRUSTEE. The Trustee may, at the expense of the Company, at any time call a meeting of Debentureholders to take any action specified in Section 10.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Debentures at their addresses as they shall appear on the Debenture register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

                  Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         SECTION 10.3. CALL OF MEETINGS BY COMPANY OR DEBENTUREHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent (10%) in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Debentureholders may determine the time and the place for such meeting and call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

         SECTION 10.4. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Debentureholders a person shall (a) be a holder of one or more Debentures on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 10.5. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.3, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

                  Subject to the provisions of Section 9.4, at any meeting each Debentureholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         SECTION 10.6. VOTING. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 10.7. NO DELAY OF RIGHTS BY MEETING. Nothing in this Article X contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

         SECTION 11.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
DEBENTUREHOLDERS. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee, at the Company's expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (b) to make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section 15.6 and the redemption obligations of the Company pursuant to the requirements of Section 3.5(e);

                  (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

                  (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;


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
                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the holders of the Debentures;

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures; or

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.2.

                  Notwithstanding any other provision of the Indenture or the Debentures, the Registration Rights Agreement and the obligation to pay Liquidated Damages thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

         SECTION 11.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF DEBENTUREHOLDERS. With the consent (evidenced as provided in Article IX) of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, at the Company's expense, from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the

Debentures, or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders in any material respect, or change the obligation of the Company to redeem any Debenture upon the happening of a Fundamental Change in a manner adverse to the holder of Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth herein including Section 15.6, in each case, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Debentureholders under this Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         SECTION 11.3. EFFECT OF SUPPLEMENTAL INDENTURE. Any supplemental indenture executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect; provided that this Section 11.3 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights; obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 11.4. NOTATION ON DEBENTURES. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

         SECTION 11.5. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. Prior to entering into any supplemental indenture, the Trustee may request an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                   ARTICLE XII

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         SECTION 12.1. COMPANY MAY CONSOLIDATE ETC. ON CERTAIN TERMS. Subject to the provisions of Section 12.2 and notwithstanding anything to the contrary in this Indenture, the Company shall not consolidate or merge with or into any other Person (whether or not affiliated with the Company), or sale, convey or lease all or substantially all of its assets or properties to any Person unless the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases the assets or properties of the Company substantially as an entirety shall be a corporation organized under the laws of the United States of America, any state thereof or the District of Columbia. Further, upon any such consolidation, merger, sale, conveyance or lease, the due and punctual payment of the principal of and premium, if any, and interest (including Liquidated Damages, if any) on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.6.

         SECTION 12.2. SUCCESSOR CORPORATION TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Sepracor Inc. any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the

Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

                  In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         SECTION 12.3. OPINION OF COUNSEL TO BE GIVEN TRUSTEE. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 13.1. DISCHARGE OF INDENTURE. When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures which have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Debentures (other than any Debentures which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Debentureholders to receive payments of principal of and premium, if any, and interest on, the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, (iii) the rights, obligations and immunities of the Trustee hereunder and (iv) the obligations of the Company under Section 8.6), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

         SECTION 13.2. DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE. Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1, provided such deposit was not in violation of Article IV, shall be held in trust for the sole benefit of the Debentureholders and shall not be subject to the subordination provisions of Article IV, and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Debentures for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

         SECTION 13.3. PAYING AGENT TO REPAY MONIES HELD. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Debentures (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

         SECTION 13.4. RETURN OF UNCLAIMED MONIES. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of, premium, if any, or interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

         SECTION 13.5. REINSTATEMENT. If the Trustee or the paying agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided, however, that if the Company makes any payment of interest on or principal of any Debenture following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Debentures to receive such payment from the money held by the Trustee or paying agent.

                                   ARTICLE XIV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         SECTION 14.1. INDENTURE AND DEBENTURES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

                                   ARTICLE XV

                            CONVERSION OF DEBENTURES

         SECTION 15.1. RIGHT TO CONVERT. Subject to and upon compliance with the provisions of this Indenture, including without limitation Article IV, the holder of any Debenture shall have the right, at its option, at any time after ninety (90) days following the latest date of original issuance thereof through the close of business on February 15, 2005 (except that, with respect to any Debenture or portion of a Debenture which shall be called for redemption, such right shall terminate, except as provided in Section 15.2 or Section 3.4, at the close of business on the Business Day next preceding the date fixed for redemption of such Debenture or portion of a Debenture unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Debenture, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Debenture or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Debenture so to be converted in whole or in part in the manner provided, together with any required funds, in Section 15.2. A Debenture in respect of which a holder is exercising its option to require redemption upon a Fundamental Change pursuant to Section 3.5 may be converted only if such holder withdraws its election to exercise in accordance with Section 3.5. A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted his Debentures to Common Stock, and only to the extent such Debentures are deemed to have been converted to Common Stock under this Article XV.

         SECTION 15.2. EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS. In order to exercise the conversion privilege with respect to any Debenture in certificated form, the holder of any such Debenture to be converted in whole or in part shall surrender such Debenture, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.2, accompanied by the funds, if any, required by the penultimate paragraph of this Section 15.2, and shall give written notice of conversion in the form provided on the Debentures (or such other notice which is acceptable to the Company) to the office or agency that the holder elects to convert such Debenture or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7. Each such Debenture surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Debenture, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

         In order to exercise the conversion privilege with respect to any interest in a Debenture in global form, the holder must complete the appropriate instruction form for conversion pursuant to the Depository's book-entry conversion program, deliver by book-entry delivery an interest in such Debenture in global form, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by this Section 15.2 and any transfer taxes if required pursuant to Section 15.7.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Debentureholder (as if such transfer were a transfer of the Debenture or Debentures (or portion thereof) so converted), the Company shall issue and shall deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.2, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section
15.3. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Debenture so surrendered, at the Company's expense, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

                  Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Debenture (or portion thereof), and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Debenture shall be surrendered.

                  Any Debenture or portion thereof surrendered for conversion during the period from (but excluding) a record date for any interest payment date to (but excluding) such interest payment date shall (unless such Debenture or portion thereof being converted shall have been called for redemption on a redemption date which occurs during such period) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Debentures. Except as provided above in this Section 15.2, no payment or other adjustment shall be made for interest accrued on any Debenture converted or for dividends on any shares issued upon the conversion of such Debenture as provided in this Article.

                  Upon the conversion of an interest in a Debenture in global form, the Trustee (or other conversion agent appointed by the Company), or the Custodian at the direction of the Trustee (or other conversion agent appointed by the Company), shall make a notation on such Debenture in global form as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Debentures effected through any conversion agent other than the Trustee.

         SECTION 15.3. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment and payment therefor in cash at the current market price thereof to the holder of Debentures. The current market price of a share of Common Stock shall be the Closing Price on the last Business Day immediately preceding the day on which the Debentures (or specified portions thereof) are deemed to have been converted.

         SECTION 15.4. CONVERSION PRICE. The conversion price shall be as specified in the form of Debenture (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

         SECTION 15.5. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 15.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common

Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

                  (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.5(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 15.5(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 15.5(a) (any of the foregoing hereinafter in this Section 15.5(d) called the "Securities")), then, in each such case (unless the Company elects to reserve such Securities for distribution to the Debentureholders upon the conversion of the Debentures so that any such holder converting Debentures will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Debentures into Common Stock immediately prior to the Record Date (as defined in Section 15.5(h) for such distribution of the Securities), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on such Record Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be the Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Record Date; provided, however, that in the event the fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Debentureholder shall have the right to receive upon conversion the amount of Securities such holder would have received had such holder converted each Debenture on the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.5(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.5 (and no adjustment to the Conversion Price under this Section 15.5 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 15.5(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 15.5 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

                  Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants to subscribe for additional shares of the Common Stock (other than rights or warrants described in Section 15.5(b)), pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 15.5(d), make proper provision so that each holder of a Debenture who converts such Debenture (or any portion thereof) after the record date for such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of such rights or warrants of separate certificates evidencing such rights or warrants (the "Distribution Date"), the same number of rights or warrants to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to such rights or warrants; and (ii) if such conversion occurs after the Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Common Stock into which the principal amount of the Debenture so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of, and applicable to such rights or warrants.

                  For purposes of this Section 15.5(d) and Sections 15.5(a) and
(b), any dividend or distribution to which this Section 15.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be
(1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Price reduction required by this Section 15.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.5(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 15.5(a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.5(a).

                  (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Price pursuant to this
Section 15.5(e) (as adjusted to reflect subdivisions or combinations of the Common Stock), and (B) 3.75% of the arithmetic average of the Closing Price (determined as set forth in Section 15.5(h)) during the ten (10) Trading Days (as defined in Section 15.5(h)) immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such Current Market Price of the Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Debentureholder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Debenture on the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 15.5(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 15.5(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

                  (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock (other than tender or exchange offers for less than fifteen percent (15%) of the outstanding shares of Common Stock of the Company) shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made.

                  (g) In case of a tender or exchange offer made by a person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Offer Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Offer Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and
(y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) on the Offer Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.5(g) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article XII; provided, however, that if such transaction is not consummated within twelve (12) months of the Offer Expiration time, the adjustment described in this Section 15.5(g) shall be made.

                  (h) For purposes of this Section 15.5, the following terms shall have the meaning indicated:

                           (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

                           (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance, distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance, distribution or Fundamental Change requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or
         (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of Section 15.5(d), (f) or (g), whose determination shall be conclusive and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may
         be) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 15.5(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs on or after the Expiration Time or Offer Expiration Time, as the case may be, for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for. each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date,
         (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Offer Expiration Time of such offer.

                           (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                           (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                           (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.5 (a), (b), (c),
(d), (e), (f) or (g) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Debentures a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price; provided, however, that any adjustments which by reason of this Section 15.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one-hundredth (1/100) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. To the extent the Debentures become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the cash.

                  (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Debenture at his last address appearing on the Debenture register provided for in Section 2.5 of this Indenture within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (l) In any case in which this Section 15.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Debenture converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.3.

                  (m) For purposes of this Section 15.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         SECTION 15.6. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.5(c) applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Debenture shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Debentures) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share")), then for the purposes of this Section 15.6 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Debentures, at its address appearing on the Debenture register provided for in Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

                  If this Section 15.6 applies to any event or occurrence,
Section 15.5 shall not apply.

         SECTION 15.7. TAXES ON SHARES ISSUED. The issue of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 15.8. RESERVATION OF SHARES; SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Debentures from time to time as such Debentures are presented for conversion.

                  Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

                  The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Debentures hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                  The Company further covenants that if at any time the Common Stock shall be listed on the Nasdaq National Market or any other national securities exchange or automated quotation system the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Debentures; provided, however, that if rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Debentures into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Debentures in accordance with the requirements of such exchange or automated quotation system at such time.

         SECTION 15.9. RESPONSIBILITY OF TRUSTEE. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Conversion Price or whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Debentureholders upon the conversion of their Debentures after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of
Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be fully protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         SECTION 15.10. NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Price pursuant to Section 15.5; or

                  (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class of its capital stock or any other rights or warrants; or

                  (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or any Significant Subsidiary; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company or any Significant Subsidiary;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Debentures at his address appearing on the Debenture register provided for in Section 2.5 of this Indenture, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

         SECTION 16.1. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

         SECTION 16.2. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         SECTION 16.3. ADDRESSES FOR NOTICES, ETC. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Sepracor Inc., 111 Locke Drive, Marlborough, MA 01752, Attention:
Chief Financial Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001-2697, Attention: Global Trust Services.

                  The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Debentureholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Debenture register and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 16.4. GOVERNING LAW. This Indenture and each Debenture shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with the laws of The Commonwealth of Massachusetts.

         SECTION 16.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT; CERTIFICATES TO TRUSTEE. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based: (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 16.6. LEGAL HOLIDAYS. In any case where the date of maturity of interest on or principal of the Debentures or the date fixed for redemption of any Debenture will not be a Business Day, then payment of such interest on or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

         SECTION 16.7. TRUST INDENTURE ACT. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided, however, that, unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Debentures issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided, further, that this Section 16.7 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         SECTION 16.8. NO SECURITY INTEREST CREATED. Nothing in this Indenture or in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

         SECTION 16.9. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Debentures, expressed or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Debenture registrar and their successors hereunder, the holders of Debentures and the holders of Senior Obligations, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 16.10. TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 16.11. AUTHENTICATING AGENT. The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3 and 3.5, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as trustee hereunder pursuant to Section 8.9.

                  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 16.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Debentures as the names and addresses of such holders appear on the Debenture register.

                  The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

                  The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section
16.11 shall be applicable to any authenticating agent.

         SECTION 16.12. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this indenture to be duly executed.


                                  SEPRACOR INC.


                                  By:    /s/Timothy J. Barberich
                                      ------------------------------------------
                                           Name:     Timothy J. Barberich
                                           Title:    President and Chief
                                                       Executive Officer



                                  THE CHASE MANHATTAN BANK,
                                   as Trustee


                                  By:    /s/Kathleen Perry
                                      ------------------------------------------
                                           Name:     Kathleen Perry
                                           Title:    Second Vice President

                                    EXHIBIT A


[For Global Debenture only:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO SEPRACOR INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE DEBENTURE EVIDENCED HEREBY (THE FORM OF WHICH

LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE),
(D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(F) ABOVE), IT WILL FURNISH THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(F) ABOVE OR UPON ANY TRANSFER OF THE DEBENTURES EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                  SEPRACOR INC.

               6 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2005

No:  _______                                                    CUSIP:  ________

         SEPRACOR INC., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to ___________________________________ or registered assigns, the principal sum of
________________ ($____________) on February 15, 2005, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or, at the option of the holder of this Debenture, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on February 15 and August 15, of each year, commencing August 15, 1998, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 6 1/4% from February 10, 1998 and thereafter to maturity from the February 15 or August 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from February 10, 1998, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 31 or July 31, as the case may be, and before the following February 15 or August 15, this Debenture shall bear interest from such February 15 or August 15; provided, however, that if the Company shall default in the payment of interest due on such February 15 or August 15, then this Debenture shall bear interest from the next preceding February 15 or August 15, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Debenture, from February 10, 1998. The interest payable on the Debenture pursuant to the Indenture on any February 15 or August 15 will be paid to the person entitled thereto as it appears in the Debenture register at the close of business on the record date, which shall be the January 31 or July 31 (whether or not a Business
Day) next preceding such February 15 or August 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid either (i) by check mailed to the registered address of such person (provided that the holder of Debentures with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer in immediately available funds) or (ii) by transfer to an account maintained by such person located in the United States.

                  Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Debentures to the prior payment in full of all Senior Obligations, as defined in the Indenture, and provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

                  This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal to be affixed or imported hereon.

                                  SEPRACOR INC.


                                  BY:   ________________________________________
                                           Name:
                                           Title:


                                  Attest: ______________________________________
                                           Name:
                                           Title:
Dated:___________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debentures described in the within-named Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:  ___________________________________
         Authorized Signatory


By:  ___________________________________
         As Authenticating Agent
         (if different from Trustee)

                         [FORM OF REVERSE OF DEBENTURE]

                                  SEPRACOR INC.

               6 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2005

                  This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 6 1/4% Convertible Subordinated Debentures due 2005 (herein called the "Debentures"), limited to the aggregate principal amount of $____________ all issued or to be issued under and pursuant to an Indenture dated as of February 10, 1998 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest (including Liquidated Damages, if any) on all Debentures may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture:

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debenture, or modify the provisions of the Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders in any material respect, or change the obligation of the Company to make redemption of any Debenture upon the happening of a Fundamental Change in a manner adverse to the holder of the Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest (including Liquidated Damages, if any) or any premium on or the principal of any of the Debentures, a default in the payment of redemption price pursuant to Article III or a failure by the Company to convert any Debentures into Common Stock of the Company. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

                  The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Obligations of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Debenture is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest (including Liquidated Damages, if any) on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Debentures shall be computed on the basis of a year of twelve 30-day months.

                  The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations.

                  The Debentures will not be redeemable at the option of the Company prior to February 18, 2001. At any time on or after February 18, 2001, and prior to maturity, the Debentures may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than thirty (30) days before the date fixed for redemption to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest (including Liquidated Damages, if any) to, but excluding, the date fixed for redemption:

                  If redeemed during the period beginning February 18, 2001 and ending on February 14, 2002, at a redemption price of 103.571%, and if redeemed during the 12-month period beginning February 15:

                  YEAR              REDEMPTION PRICE

                  2002              102.679%
                  2003              101.786%
                  2004              100.893%

and 100% at February 15, 2005; provided that if the date fixed for redemption is on February 15 or August 15, then the interest payable on such date shall be paid to the holder of record on the next preceding January 31 or July 31, respectively.

                  The Debentures are not subject to redemption through the operation of any sinking fund.

                  If a Fundamental Change (as defined in the Indenture) occurs at any time prior to February 15, 2005, the Debentures will be redeemable on the 30th day after notice thereof at the option of the holder at a redemption price equal to 100% of the principal amount of the Debenture (or portion thereof) redeemed, together with accrued interest to the date of redemption; provided that if such Repurchase Date is February 15 or August 15, then the interest payable on such date shall be paid to the holder of record of the Debenture on the next preceding July 31 or August 31, respectively. The Company shall mail to all holders of record of the Debentures a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Debenture to be so repaid at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Debenture with the form entitled "Option to Elect Repayment Upon a Fundamental Change" on the reverse thereof duly completed, together with such Debentures duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a Business Day, the next succeeding Business Day).

                  Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after ninety (90) days following the latest date of original issuance thereof through the close of business on February 15, 2005, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day immediately preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof into that number of shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Debenture or portion thereof to be converted by the Conversion Price of $47.369 or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Debenture, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Debenture shall be surrendered for conversion during the period from (but excluding) a record date for any interest payment date to (but excluding) such interest payment date, this Debenture (unless it or the portion being converted shall have been called for redemption during such period) must be accompanied by an amount, in New York Clearing House funds or other funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion.

                  Any Debentures called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Debentures at an amount equal to the applicable redemption price, together with accrued interest (including Liquidated Damages, if any) to (but excluding) the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Debentures from the holders thereof and convert them into Common Stock of the Company and to make payment for such Debentures as aforesaid to the Trustee in trust for such holders.

                  Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the

Indenture, or at the option of the holder of this Debenture, at the Corporate Trust Office, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

                  No recourse for the payment of the principal of or any premium or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Terms used in this Debenture and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations:

--------------------------------------------------------------------------------
TEN COM- as tenants in common                  UNIF GIFT MIN ACT --
                                                                    Custodian
                                               --------------------
                                                    (Cust)

                                               --------------------
                                                    (Minor)
--------------------------------------------------------------------------------
TEN ENT- as tenants by the entireties
--------------------------------------------------------------------------------
JT TEN-  as joint tenants with right of        under Uniform Gifts to Minors Act
         survivorship and not as tenants in
         common                                --------------------
                                                    (State)
--------------------------------------------------------------------------------

                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                          THOUGH NOT IN THE ABOVE LIST.

                                CONVERSION NOTICE


To:      SEPRACOR INC.

                  The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Sepracor Inc. in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Debenture not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Debenture.

Dated:____________________________      ________________________________________

                                        ________________________________________
                                        Signature(s)

                                        Signature(s) must be guaranteed by a
                                        commercial bank or trust company or a
                                        member firm of a major stock exchange if shares of Common Stock are to be issued, or Debentures to be delivered, other than to and in the name of the registered holder.


                                        ________________________________________
                                        Signature Guarantee

                  Fill in for registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:


_________________________________
(Name)


_________________________________
(Street Address)


_________________________________
(City, State and Zip Code)


Please print name and address


Principal amount to be Converted
(if less than all):  $____________

Social Security or Other Taxpayer
Identification Number:

                            OPTION TO ELECT REPAYMENT
                            UPON A FUNDAMENTAL CHANGE


TO:               SEPRACOR INC.

The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Sepracor Inc. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the redemption price, together with accrued interest to, but excluding, such date, to the registered holder hereof.


Dated:____________________________    __________________________________________

                                      __________________________________________
                                      Signature(s)

                                      NOTICE: The above signatures of the
                                      holder(s) hereof must correspond with
                                      the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                                      Principal amount to be (if less than all):

                                      $______________

                                      __________________________________________
                                      Social Security or Other Taxpayer
                                      Identification Number

                                   ASSIGNMENT

                  For value received ___________________________ hereby sell(s), assign(s) and transfer(s) unto ___________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Debenture on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the Debenture within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Debenture is being transferred:

/ /      To Sepracor Inc. or a subsidiary thereof, or

/ / Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

/ / To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

/ / Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

/ / Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

/ /      The transferee is an Affiliate of the Company.

Dated:

                                    ____________________________________________
                                    Signature(s)

                                    Signature(s) must be guaranteed by a
                                    commercial bank or trust company or a member firm of a major stock exchange if shares of Common Stock are to be issued, or Debentures to be delivered, other than to or in the name of the registered holder.


                                    ____________________________________________
                                    Signature Guarantee


NOTICE: The signature on the conversion notice, the option to elect repayment upon a Fundamental Change or the assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                                    EXHIBIT B


Sepracor Inc.
111 Locke Drive
Marlborough, MA  01752

The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, NY  1001-2697

Ladies/Gentlemen:

                  We are delivering this letter in connection with an offering of 6 1/4% Convertible Subordinated Debentures due 2005 (the "Debentures), which are convertible into shares of Common Stock, $ .10 par value (the "Common Stock"), of Sepracor Inc. (the "Company") all as described in the Offering Memorandum (the "Offering Memorandum") relating to the Offering.

                  We hereby confirm that:

-        we are an "accredited investor" within the meaning of Rule 501(a)(1),
         (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

- (A) any purchase of Debentures by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Debentures as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

- in the event that we purchase any Debentures, we will acquire Debentures having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

- we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Debentures;

- we are not acquiring Debentures with a view to distribution thereof or with any present intention of offering or selling Debentures or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

- we have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions or representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Debentures.

                  We understand that the Debentures are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Debentures and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Debentures, that if in the future we decide to resell or otherwise transfer such Debentures or the Common Stock issuable upon conversion thereof, such Debentures or Common Stock may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, or (ii) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, or (iii) inside the United States to an Institutional Accredited Investor that, prior to such transfer, furnishes to the Trustee or transfer agent for such securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such securities (the form of which letter can be obtained from such Trustee or transfer agent), or (iv) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, or (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable), or (vi) pursuant to a registration statement which has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), and in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Debentures or the Common Stock issuable upon conversion thereof, as the case may be. We further agree to provide any person purchasing any of the Debentures or the Common Stock issuable upon conversion thereof other than pursuant to clause
(vi) above from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the Trustee or transfer agent for the Debentures and the Common Stock will not be required to accept for registration of transfer any Debentures or any shares of Common Stock issued upon conversion of the Debentures except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Debentures and any certificates representing Common Stock will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates representing Common Stock transferred pursuant to clause (vi) above.

                  We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

                  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                        ________________________________________
                                        (Name of Purchaser)


                                        By:_____________________________________


                                        Name:___________________________________

                                        Title:__________________________________

                                        Address:________________________________


                                       B-3